Property and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment
Note 4. Property and Equipment
Property and equipment consist of the following (in thousands):

	As of December 31,
	2019	2018
Computer hardware and software	$2,904	$1,522
Demonstration fleet and demonstration units	1,603	939
Machinery and equipment	4,830	4,953
Furnitures and fixtures	325	317
Vehicles	902	872
Leasehold improvements	821	788
Capital lease assets	579	119
Construction in progress	465	1,166

Total property and equipment	12,429	10,676
Less: accumulated depreciation and amortization	4,562	2,240

Total property and equipment, net	$7,867	$8,436

Depreciation and amortization related to property and equipment, including assets under capital lease arrangements was $2.3 million and $1.4 million for the years ended December 31, 2019 and 2018, respectively.